UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 29, 2023

MEDMEN ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-56199	98-1431779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8740 S Sepulveda Blvd, Suite 105, Los Angeles, California 90045
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(424) 330-2082

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 25, 2023, MedMen Enterprises Inc. (the “Company”) appointed Melony Valleau as its Chief Accounting Officer, effective immediately. Melony Valleau, 55, joined the Company from BAR Education, Inc., a post-secondary education institution, where she served as Chief Financial Officer from August 2022 to September 2023. Prior to that, from January 2020 to September 2022, Ms. Valleau served as Controller at Stem Holdings, Inc., a vertically integrated cannabis company. From March 2017 to January 2020, Ms. Valleau was a sole practitioner at MAMB Enterprises, Inc., a company that provides accounting and advisory services, and from February 2010 to February 2017, an Audit Manager at Hinkle, Richter & Rhine, LLP, a public accounting firm. Ms. Valleau holds a Bachelor’s Degree in Accounting from Florida State University,.

In connection with Ms. Valleau’s appointment as Chief Accounting Officer, Ms. Valleau and the Company entered into an employment letter, pursuant to which Ms. Valleau will receive (i) an annual base salary of $230,000, and (ii) a sign-on equity bonus in an amount equal to $150,000 worth of Restricted Stock Units based on the average of the trailing ten days closing price of the Class B Subordinate Voting Shares of the Company as of the start date of her employment (the “Start Date”), vesting annually from the Start Date in equal installment over three years. In addition, Ms. Valleau will be eligible to participate in the Company’s 2021 Employee Equity Bonus Program starting in 2024. Ms. Valleau employment is on an at-will basis.

Other than as described herein, there are no arrangements or understandings between Ms. Valleau and any other person pursuant to which she was appointed to serve as Chief Accounting Officer and Ms. Valleau does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Ms. Valleau and any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2023	MEDMEN ENTERPRISES INC.

/s/ Amit Pandey
	By:	Amit Pandey
	Its:	Chief Financial Officer